Retirement Plans and Postretirement Costs	12 Months Ended
Jun. 29, 2014
Retirement Plans and Postretirement Costs

RETIREMENT PLANS AND POSTRETIREMENT COSTS

We have a qualified, noncontributory defined benefit pension plan (“Qualified Pension Plan”) covering substantially all U.S. associates. Benefits are based on years of service and final average compensation. Our policy is to fund at least the minimum actuarially computed annual contribution required under the Employee Retirement Income Security Act of 1974 (ERISA). Plan assets consist primarily of listed equity and fixed income securities. Effective December 31, 2009, an amendment to the Qualified Pension Plan discontinued the benefit accruals for salary increases and credited service rendered after December 31, 2009. On April 2, 2014, our Board of Directors approved a resolution to terminate the Qualified Pension Plan. The termination of the Qualified Pension Plan is subject to the following conditions: (1) the Internal Revenue Service’s (“IRS”) determination that the Qualified Pension Plan is qualified on termination and (2) our obligation to bargain with the union representing the participants regarding the termination of the Qualified Pension Plan. We believe it will take 18 to 24 months to finalize the complete termination of the Qualified Pension Plan after collective bargaining and IRS approval. Additionally, we have amended the Qualified Pension Plan to provide that participants are 100% vested in their accrued benefits as of the effective date of the plan termination, to adopt a new standard for disability benefits that will apply when the plan’s assets are distributed due to the termination, to add a lump-sum distribution for employees and terminated vested participants who are not in payment status when Qualified Pension Plan assets are distributed due to the termination and to make certain other conforming amendments to the Qualified Pension Plan to comply with applicable law that may be required by the IRS or may be deemed necessary or advisable to improve the administration of the Qualified Pension Plan or facilitate its termination and liquidation. The foregoing Qualified Pension Plan amendments are also subject to our requirement to bargain with the union. We also intend to make contributions to the Trust Fund for the Qualified Pension Plan to ensure that there are sufficient assets to provide all Qualified Pension Plan benefits as of the anticipated distribution date. The financial impact of the plan termination will be recognized as a settlement of the Qualified Pension Plan liabilities. The settlement date and related financial impact have not yet been determined.

We have historically had in place a noncontributory supplemental executive retirement plan (“SERP”), which prior to January 1, 2014 was a nonqualified defined benefit plan that essentially mirrored the Qualified Pension Plan, but provided benefits in excess of certain limits placed on our Qualified Pension Plan by the Internal Revenue Code. We froze our Qualified Pension Plan effective as of December 31, 2009 and the SERP provided benefits to participants as if the Qualified Pension Plan had not been frozen. Because the Qualified Pension Plan was frozen and because new employees were not eligible to participate in the Qualified Pension Plan, our Board of Directors adopted amendments to the SERP on October 8, 2013 that were effective as of December 31, 2013 to simplify the SERP calculation. The SERP is funded through a Rabbi Trust with BMO Harris Bank N.A. Under the amended SERP, participants received an accrued lump-sum benefit as of December 31, 2013 which was credited to each participant’s account. Going forward, each eligible participant will receive a supplemental retirement benefit equal to the foregoing lump sum benefit, plus an annual benefit accrual equal to 8% of the participant’s base salary and cash bonus, plus annual credited interest on the participant’s account balance. All current participants are fully vested in their account balances with any new individuals participating in the SERP effective on or after January 1, 2014 being subject to a five year vesting schedule.  The SERP, which is considered a defined benefit plan under applicable rules and regulations, will continue to be funded through use of a Rabbi Trust to hold investment assets to be used in part to fund any future required lump sum benefit payments to participants.  The foregoing amendments to the SERP did not have a material effect on our financial statements. During fiscal 2013, SERP benefits of approximately $5.8 million were cash settled using Rabbi Trust assets and current cash balances. We incurred a settlement charge to operations of approximately $2.1 million pre-tax as a result of a requirement to expense a portion of the unrealized actuarial losses due to the settlement of the SERP obligation. The charge had no effect on our aggregate equity balance because the unrealized actuarial losses were previously recognized during prior periods in accumulated other comprehensive loss. Accordingly, the effect of the settlement charge on our retained earnings was offset by a corresponding reduction in our accumulated other comprehensive loss. The Rabbi Trust assets had a value of $2.2 million and $1.5 million at June 29, 2014 and June 30, 2013, respectively, and are included in Other Long-Term Assets in the accompanying Consolidated Balance Sheets as of June 29, 2014 and are included in Other Current Assets in the accompanying Consolidated Balance Sheets as of June 30, 2013. The projected benefit obligation was $1.9 million at June 29, 2014 and $1.5 million at June 30, 2013, respectively. The SERP liabilities are included in the pension tables below. However, the Rabbi Trust assets are excluded from the table as they do not qualify as plan assets.

We also sponsor a postretirement health care plan for all U.S. associates hired prior to June 1, 2001. The expected cost of retiree health care benefits is recognized during the years the associates who are covered under the plan render service. Effective January 1, 2010, an amendment to the postretirement health care plan limited the benefit for future eligible retirees to $4,000 per plan year and is subject to a maximum five year coverage period based on the associate’s retirement date and age. The postretirement health care plan is unfunded.

Amounts included in accumulated other comprehensive loss, net of tax, at June 29, 2014, which have not yet been recognized in net periodic benefit cost are as follows (thousands of dollars):

	Pension and SERP	Postretirement
Prior service cost (credit)	$28	$(2,184)
Net actuarial loss	15,232	3,711
	$15,260	$1,527

Prior service cost (credit) and unrecognized net actuarial losses included in accumulated other comprehensive loss at June 29, 2014 which are expected to be recognized in net periodic benefit cost in fiscal 2015, net of tax, for the pension, SERP and postretirement plans are as follows (thousands of dollars):

	Pension and SERP	Postretirement
Prior service cost (credit)	$7	$(481)
Net actuarial loss	1,748	437
	$1,755	$(44)

The following tables summarize the pension, SERP and postretirement plans’ income and expense, funded status and actuarial assumptions for the years indicated (thousands of dollars). We use a June 30 measurement date for our pension and postretirement plans.

	Pension and SERP Benefits			Postretirement Benefits
	Years Ended			Years Ended
	June 29, 2014	June 30, 2013	July 1, 2012	June 29, 2014	June 30, 2013	July 1, 2012
COMPONENTS OF NET PERIODIC BENEFIT COST:
Service cost	$217	$216	$150	$15	$15	$11
Interest cost	4,407	4,447	4,784	157	181	227
Expected return on plan assets	(6,442)	(6,126)	(6,411)	—	—	—
Amortization of prior service cost (credit)	12	12	12	(764)	(764)	(764)
Amortization of unrecognized net loss	2,665	4,453	2,414	847	898	673
Settlement loss	—	2,144	—	—	—	—
Net periodic benefit cost	$859	$5,146	$949	$255	$330	$147

	Pension and SERP Benefits		Postretirement Benefits
	2014	2013	2014	2013
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit Obligations:
Discount rate	4.39%	5.02%	4.39%	5.02%

Rate of compensation increases—SERP	3.0%	3.0%	n/a	n/a
Net Periodic Benefit Cost:
Discount rate	5.02%	4.56%	5.02%	4.56%
Expected return on plan assets	7.5%	7.5%	n/a	n/a
Rate of compensation increases—SERP	3.0%	3.0%	n/a	n/a
CHANGE IN PROJECTED BENEFIT OBLIGATION:
Benefit obligation at beginning of year	$89,915	$103,383	$3,540	$4,475
Service cost	217	216	15	15
Interest cost	4,407	4,447	157	181
Plan Amendments	(3)	—	—	—
Actuarial (gain) loss	7,030	(8,381)	(112)	239
Benefits paid	(4,121)	(9,750)	(671)	(1,370)
Benefit obligation at end of year	$97,445	$89,915	$2,929	$3,540
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year	$90,434	$79,517	$—	$—
Actual return on plan assets	14,021	11,914	—	—
Employer contribution	4,006	8,753	671	1,370
Benefits paid	(4,121)	(9,750)	(671)	(1,370)
Fair value of plan assets at end of year	$104,340	$90,434	$—	$—
Funded status – prepaid (accrued) benefit obligations	$6,895	$519	$(2,929)	$(3,540)
AMOUNTS RECOGNIZED IN CONSOLIDATED BALANCE SHEETS:
Other long-term assets	$8,768	$1,983	$—	$—
Accrued payroll and benefits (current liabilities)	(254)	—	(706)	(823)
Accrued benefit obligations (long-term liabilities)	(1,619)	(1,464)	(2,223)	(2,717)
Net amount recognized	$6,895	$519	$(2,929)	$(3,540)
CHANGES IN PLAN ASSETS AND BENEFIT OBLIGATIONS RECOGNIZED IN OTHER COMPREHENSIVE INCOME:
Net periodic benefit cost	$859	$5,146	$255	$330
Net actuarial (gain) loss	(550)	(14,170)	(112)	238
Prior service cost	(3)	—	—	—
Amortization of prior service (cost) credits	(12)	(12)	764	764
Amortization of unrecognized net loss	(2,665)	(6,597)	(847)	(898)
Total recognized in other comprehensive income, before tax	(3,230)	(20,779)	(195)	104
Total recognized in net periodic benefit cost and other comprehensive income	$(2,371)	$(15,633)	$60	$434

The pension benefits have a separately determined accumulated benefit obligation, which is the actuarial present value of benefits based on service rendered and current and past compensation levels. This differs from the projected benefit obligation in that it includes no assumptions about future compensation levels.

The following table summarizes the accumulated benefit obligations and projected benefit obligations for the pension and SERP (thousands of dollars) for 2014 and 2013:

	Pension		SERP
	June 29, 2014	June 30, 2013	June 29, 2014	June 30, 2013
Accumulated benefit obligation	$95,573	$88,451	$1,422	$1,020
Projected benefit obligation	$95,573	$88,451	$1,872	$1,464

For measurement purposes as it pertains to the estimated obligation associated with retirees prior to January 1, 2010, a 7.5 percent annual rate increase in the per capita cost of covered health care benefits was assumed for fiscal 2015; the rate was assumed to decrease gradually to 5 percent by the year 2022 and remain at that level thereafter.

The health care cost trend assumption has a significant effect on the postretirement benefit amounts reported. A 1% change in the health care cost trend rates would have the following effects (thousands of dollars):

	1% Increase	1% Decrease
Effect on total of service and interest cost components in fiscal 2014	$2	$(2)
Effect on postretirement benefit obligation as of June 29, 2014	$41	$(40)

We employ a total return investment approach whereby a mix of equities and fixed income investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of short and long-term plan liabilities, plan funded status and corporate financial condition. The investment portfolio primarily contains a diversified blend of equity and fixed income investments. Furthermore, equity investments are diversified across U.S. and non-U.S. stocks, as well as growth and value style managers, and small, mid and large market capitalizations. The investment portfolio does not include any real estate holdings, but has a small allocation to hedge funds. The investment policy of the plan prohibits investment in STRATTEC stock. Investment risk is measured and monitored on an ongoing basis through periodic investment portfolio reviews, annual liability measurements and periodic asset/liability studies.

The pension plan weighted-average asset allocations by asset category were as follows for 2014 and 2013:

	Target Allocation	June 29, 2014	June 30, 2013
Equity investments	50%	43%	64%
Fixed-income Investments	50	26	25
Cash	—	26	5
Other	—	5	6
Total	100%	100%	100%

The following is a summary, by asset category, of the fair value of pension plan assets at the June 30, 2014 and June 30, 2013 measurement dates (thousands of dollars):

	June 30, 2014				June 30, 2013
Asset Category	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Cash and cash equivalents	$—	$27,736	$—	$27,736	$—	$4,572	$—	$4,572
Equity Securities/Funds:
Small Cap	—	—	—	—	13,681	—	—	13,681
Mid Cap	10,866	—	—	10,866	9,048	—	—	9,048
Large Cap	21,920	—	—	21,920	18,039	—	—	18,039
International	11,728	—	—	11,728	17,600	—	—	17,600
Fixed Income Bond Funds/Bonds	4,884	21,771	—	26,655	1,024	21,383	—	22,407
Hedge Funds	—	—	5,435	5,435	—	—	5,087	5,087
Total	$49,398	$49,507	$5,435	$104,340	$59,392	$25,955	$5,087	$90,434

The following table summarizes the changes in Level 3 investments for the pension plan assets (thousands of dollars):

			Realized and
	Fair Value	Net Purchases	Unrealized	Fair Value
	June 30, 2013	and Sales	Gain, net	June 30, 2014
Hedge Funds	$5,087	$(111)	$459	$5,435

There were no transfers in or out of Level 3 investments during the year ended June 30, 2014. We are in the process of liquidating our hedge fund investments as of June 30, 2014. The majority of the proceeds are expected to be received during the first and second quarters of fiscal 2015.

The expected long-term rate of return on U.S. pension plan assets used to calculate net periodic benefit cost was lowered to 6.5 percent for 2015 from 7.5 percent for 2014. The target asset allocation is 50 percent public equity and 50 percent fixed income. The 6.5 percent is approximated by applying returns of 10 percent on public equity and 3 percent on fixed income to the target allocation. The actual historical returns are also relevant. Annualized returns for periods ended June 30, 2014 were 10.44 percent for 5 years, 6.37 percent for 10 years, 5.64 percent for 15 years, 7.63 percent for 20 years, 7.97 percent for 25 years and 9.54 percent for 30 years.

We expect to contribute approximately $3 million to our qualified pension plan and $706,000 to our postretirement health care plan in fiscal 2015. We do not expect to make contributions to our SERP in fiscal 2015.

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid during the fiscal years noted below (thousands of dollars):

	Pension and SERP Benefits	Postretirement Benefits
2015	$4,856	$706
2016	$5,119	$586
2017	$5,110	$483
2018	$5,342	$391
2019	$5,707	$285
2020-2024	$30,938	$645

All U.S. associates may participate in our 401(k) Plan. We contribute 100 percent up to the first 5 percent of eligible compensation that a participant contributes to the plan. Our contributions to the 401(k) Plan were as follows (thousands of dollars):

	2014	2013	2012
Company Contributions	$1,605	$1,464	$1,370